                                                                    Exhibit 10.6

 THE STATE OF TEXAS    :
                       :
 COUNTY OF JIM HOGG    :

                            MEMORANDUM CONCERNING THE
                    TERMINATION OF THE DEVELOPMENT AGREEMENT

        New Century Energy Corporation and Aquatic Cellulose International Corporation (together, the "New Century Group") and Strong Petroleum Group,Inc. ("Strong")entered into a Development Agreement (the "Development Agreement")effective April 1,2005, covering the oil and gas interest in the land located in Jim Hogg County,Texas, more particularly described in Exhibit "A" ("Contact Area"). The term of the Development Agreement has, as of September 21, 2006, run. This memorandum represents an acknowledgement that: (1) Strong did not earn any interest in the Contract Area or any personal property, equipment and fixtures associated with the oil and gas operations on the Contract Area; and (2) given the Development Agreement's term is over, Strong is not capable of earning any interest in the future under that Development Agreement.

          Date:September 28, 2006.


 NEW CENTURY ENERGY CORP.                          STRONG PETROLEUM GROUP. INC.



 /s/ Edward R. DeStefano                             /s/ James S. Watt
 By: Edward R. DeStefano                             James S. Watt
     President                                       President


 AQUATIC CELLULOSE INTERNATIONAL CORP.


By: /s/ Sheridan B. Westgarde
        Sheridan Westgarde
        President

                                          ACKNOWLEDGMENTS


 THE STATE OF TEXAS          :
                             :
 THE COUNTY OF HARRIS        :

On October 3, 2006, before me, personaly appeared EDWARD R. DESTEFANO personally known to me (or proved to me on the basis of satisfactory evidence), who by me being duly sworn, to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of NEW CENTURY ENERGY CORP., a Colorado corporation, by authority of its Board of Directors and that by his signature he or the entities upon behalf of which he acted, executed the instrument.

                                          WITNESS my hand and
                                          Official Seal.



                                          /s/ Sharia A. Cooper
                                          Notary Public Signature






 THE STATE OF TEXAS          :
                             :
 THE COUNTY OF HARRIS        :

        On September 28, 2006, before me, personally appeared JAMES S. WATT personally known to me (or proved to me on the basis of satisfactory evidence), who by me being sworn, to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of STRONG PETROLEUM GROUP, INC., a Texas corporation, and that by his signature,the entities upon behalf of which he acted. executed the instrument.

                                         WITNESS my hand and
                                          Official Seal.



                                          /s/ Gabriela Zepedar
                                          Notary Public Signature

(SEAL)

 THE STATE OF _____          :
                             :
 THE COUNTY OF YALO          :

        On october 12, 2006, before me, personally appeared SHERIDAN WESTGARDE personally known to me (or proved to me on the basis of satisfactory evidence), who by me being sworn, to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of AQUATIC CELLULOSE INTERNATIONAL CORP., a Nevada corporation, and that by his signature,the entities upon behalf of which he acted. executed the instrument.

                                         WITNESS my hand and
                                          Official Seal.



                                          /s/ Wayne M. Letourneau
                                          Notary Public Signature

(SEAL)